MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998
                                                        Two World Trade Center,
                                                       New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Insured Municipal Securities (IMS) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital Insured Municipal Securities to Morgan Stanley Dean Witter Insured Municipal Securities. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved productivity offset the potential inflationary impact of strong domestic

         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                         THE PURPOSE OF EDGAR FILING.]

                                 [LINE CHART]

Date                 AAA Ins            Tsy            % Relationship
----                 -------            ---            --------------
12/31/93              5.40%            6.34%               85.17%
01/31/94              5.40             6.24                86.54%
02/28/94              5.80             6.66                87.09%
03/31/94              6.40             7.09                90.27%
04/29/94              6.35             7.32                86.75%
05/31/94              6.25             7.43                84.12%
06/30/94              6.50             7.61                85.41%
07/29/94              6.25             7.39                84.57%
08/31/94              6.30             7.45                84.56%
09/30/94              6.55             7.81                83.87%
10/31/94              6.75             7.96                84.80%
11/30/94              7.00             8.00                87.50%
12/30/94              6.75             7.88                85.66%
01/31/95              6.40             7.70                83.12%
02/28/95              6.15             7.44                82.66%
03/31/95              6.15             7.43                82.77%
04/28/95              6.20             7.34                84.47%
05/31/95              5.80             6.66                87.09%
06/30/95              6.10             6.62                92.15%
07/31/95              6.10             6.86                88.92%
08/31/95              6.00             6.66                90.09%
09/29/95              5.95             6.48                91.82%
10/31/95              5.75             6.33                90.84%
11/30/95              5.50             6.14                89.58%
12/29/95              5.35             5.94                90.07%
01/31/96              5.40             6.03                89.55%
02/29/96              5.60             6.46                86.69%
03/29/96              5.85             6.66                87.84%
04/30/96              5.95             6.89                86.36%
05/31/96              6.05             6.99                86.55%
06/28/96              5.90             6.89                85.63%
07/31/96              5.85             6.97                83.93%
08/30/96              5.90             7.11                82.98%
09/30/96              5.70             6.93                82.25%
10/31/96              5.65             6.64                85.09%
11/29/96              5.50             6.35                86.61%
12/31/96              5.60             6.63                84.46%
01/31/97              5.70             6.79                83.95%
02/28/97              5.65             6.80                83.09%
03/31/97              5.90             7.10                83.10%
04/30/97              5.75             6.94                82.85%
05/30/97              5.65             6.91                81.77%
06/30/97              5.60             6.78                82.60%
07/30/97              5.30             6.30                84.13%
08/31/97              5.50             6.61                83.21%
09/30/97              5.40             6.40                84.38%
10/31/97              5.35             6.15                86.99%
11/30/97              5.30             6.05                87.60%
12/31/97              5.15             5.92                86.99%
01/31/98              5.15             5.80                88.79%
02/28/98              5.20             5.92                87.84%
03/31/98              5.25             5.93                88.53%
04/30/98              5.35             5.95                89.92%
05/29/98              5.20             5.80                89.66%
06/30/98              5.20             5.65                92.04%
07/31/98              5.18             5.71                90.72%
08/31/98              5.03             5.27                95.45%
09/30/98              4.95             5.00                99.00%
10/31/98              5.05             5.16                97.87%

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last
12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.


The overall decline in interest rates has led to a substantial increase in new issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance.

PERFORMANCE

The Trust's net asset value (NAV) increased from $15.54 to $16.09 per share during the fiscal year ended October 31, 1998 . Based on this NAV change plus reinvestment of tax-free dividends of $0.8075 per share, the Trust's total NAV return was 9.31 percent. IMS's price on the New York Stock Exchange moved from $14.375 to $15.125 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 11.08 percent. On October 31, 1998, the Trust traded at a 6 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.0675 per share to $0.065 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income declined from $0.083 to $0.074 per share. Subsequent to the end of the fiscal year, the Trust declared a capital gain distribution of $0.186 per share.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                         THE PURPOSE OF EDGAR FILING.]

          [PIE CHART]                               [PIE CHART]

LARGEST SECTORS AS OF                     CREDIT ENHANCEMENTS AS OF
OCTOBER 31, 1998                          OCTOBER 31, 1998
(% OF NET ASSETS)                         (% OF TOTAL LONG-TERM PORTFOLIO)

ELECTRIC                 24%              MBIA              49%
TRANSPORTATION           16%              AMBAC             30%
GENERAL OBLIGATION       13%              FGIC              19%
HOSPITAL                 12%              CONNIE LEE         2%
WATER & SEWER             8%                               100%
REFUNDED                  8%              AS MEASURED BY MOODY'S INVESTORS
ALL OTHER                19%              SERVICE INC. OR STANDARD & POOR'S
TOTAL                   100%              CORP.

PORTFOLIO STRUCTURE IS SUBJECT            PORTFOLIO STRUCTURE IS SUBJECT
TO CHANGE                                 TO CHANGE


                                  [BAR GRAPH]

CALL STRUCTURE AS OF OCTOBER 31, 1998           Weighted Average
(% OF TOTAL LONG-TERM PORTFOLIO)                Call Protection: 6 Years

PERCENT CALLABLE

1998                     0%
1999                     0%
2000                     0%
2001                     0%
2002                     5%
2003                    17%
2004                    65%
2005                     0%
2006                     0%
2007                     0%
2008                     4%
2009+                    9%
                       100%
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 10 long-term sectors and 34 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 6 years of weighted average call protection.

The Trust's weighted average maturity was 20 years. Average duration (a measure of price volatility to interest rate changes) was 6 years. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.


LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Trust purchased and retired 108,500 shares of common stock at a weighted average market discount of
6.25 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)


On June 23, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn

  For ...........................................................  6,987,736
  Withheld ......................................................    114,277

John R. Haire

  For ...........................................................  6,994,836
  Withheld ......................................................    107,177

Michael E. Nugent

  For ...........................................................  7,006,389
  Withheld ......................................................     95,624

Philip J. Purcell

  For ...........................................................  7,003,754
  Withheld ......................................................     98,259

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.


(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP AS OF JULY 1, 1998) AS THE TRUST'S INDEPENDENT
    ACCOUNTANTS:

  For ...........................................................  6,902,800
  Against .......................................................     15,665
  Abstain .......................................................    183,548

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                       COUPON    MATURITY
 THOUSANDS                                                                                        RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (95.1%)
            General Obligation (13.1%)
 $  3,920   Kodiak Island Borough, Alaska, Ser 1994 A (AMBAC) ..............................    5.50%      02/15/14    $  4,147,870
    3,000   California, Refg Dtd 10/01/98 (MBIA) ...........................................    4.50       10/01/28       2,785,890
    3,000   Chicago, Illinois, Refg Ser 1993 B (AMBAC) .....................................    5.125      01/01/22       3,075,870
    8,000   Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A (MBIA) ...........    5.75       06/01/13       8,674,800
 --------                                                                                                              ------------
   17,920                                                                                                                18,684,430
 --------                                                                                                              ------------
            Educational Facilities Revenue (4.5%)
    2,000   Chicago State University, Illinois, Ser 1994 (MBIA) ............................    6.15       12/01/23       2,227,080
    2,000   New York State Dormitory Authority, Fordham University Ser 1994 (FGIC)..........    5.50       07/01/23       2,095,340
    2,000   Rhode Island Health & Educational Building Corporation, Providence
            College Ser 1993 (MBIA) ........................................................    5.60       11/01/22       2,118,580
 --------                                                                                                              ------------
    6,000                                                                                                                 6,441,000
 --------                                                                                                              ------------
            Electric Revenue (24.1%)
    4,000   Anchorage, Alaska, Refg Ser 1993 (MBIA) ........................................    6.20       12/01/13       4,396,520
    5,000   Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA)**.....    6.00       01/01/24       5,504,450
    3,000   Municipal Electric Authority of Georgia, Power Ser EE (AMBAC) ..................    6.00       01/01/22       3,296,790
    5,000   Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) .......................    6.375      09/01/23       5,649,749
    2,745   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA) ..........    5.375      01/01/25       2,914,916
    4,000   Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) ............................    5.25       07/01/18       4,049,040
    5,000   Bedford, Virginia, Hydro Ser 1994 (AMBAC) ......................................    5.25       06/01/25       5,062,150
    3,000   Tacoma, Washington, Refg 1994 (FGIC) ...........................................    6.25       01/01/15       3,316,530
 --------                                                                                                              ------------
   31,745                                                                                                                34,190,145
 --------                                                                                                              ------------
            Hospital Revenue (12.2%)
    3,000   Morgan County -- Decatur Health Care Authority, Alabama, Decatur
            General Hospital Ser 1994 (Connie Lee) .........................................    6.375      03/01/24       3,341,610
    4,000   California Statewide Communities Development Authority, Sharp Health
            Care COPs (MBIA) ...............................................................    6.00       08/15/24       4,405,400
    3,000   Volusia County Health Facilities Authority, Florida, Memorial Health Refg
            & Impr Ser 1994 (AMBAC) ........................................................    5.75       11/15/20       3,198,510
    3,000   Massachusetts Health & Educational Facilities Authority, Lahey Clinic
            Medical Center Ser B (MBIA) ....................................................    5.375      07/01/23       3,054,420
    3,000   New Hampshire Higher Educational & Health Facilities Authority,
            Hitchcock Clinic Ser 1994 (MBIA) ...............................................    6.00       07/01/24       3,301,110
 --------                                                                                                              ------------
   16,000                                                                                                                17,301,050
                                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                                  COUPON      MATURITY
 THOUSANDS                                                                                   RATE         DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (5.4%)
 $   5,550  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
            Ser 1992 (AMT) (MBIA) ....................................................... 6.55%      12/01/22        $   6,130,641
     1,500  Pennsylvania Industrial Development Authority, Ser 1994 (AMBAC) ............. 5.50       01/01/14            1,591,890
 ---------                                                                                                           -------------
     7,050                                                                                                               7,722,531
 ---------                                                                                                           -------------
            Mortgage Revenue -- Multi-Family (2.3%)
     3,000  Los Angeles Community Redevelopment Agency, California,
 ---------  Refg Ser 1994 A (AMBAC) ..................................................... 6.55       01/01/27            3,204,570

            Public Facilities Revenue (1.6%)                                                                         -------------
     2,000  Michigan Municipal Bond Authority, Ser 1994 A (FGIC) ........................ 6.00       12/01/13            2,216,840
 ---------                                                                                                           -------------
            Transportation Facilities Revenue (16.3%)
     5,000  San Francisco Airports Commission, California, San Francisco Int'l Airport
            Second Ser Refg (MBIA) ...................................................... 6.75       05/01/20            5,631,850
     3,000  Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC) .......................... 6.00       01/01/21            3,215,520
     2,000  Hawaii, Airports Third Refg Ser of 1994 (AMT) (AMBAC) ....................... 5.75       07/01/09            2,164,240
            Chicago Midway Airport, Illinois,
     3,000   1994 Ser A (AMT) (MBIA) .................................................... 6.25       01/01/14            3,298,890
     3,000   1994 Ser A (AMT) (MBIA) .................................................... 6.25       01/01/24            3,307,680
     5,000  Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC) ............. 6.25       06/01/24            5,558,250
 ---------                                                                                                           -------------
    21,000                                                                                                              23,176,430
 ---------                                                                                                           -------------
            Water & Sewer Revenue (7.6%)
     2,000  East Bay Municipal Utility District, California, Water Ser 1998 (MBIA) ...... 4.75       06/01/34            1,910,780
     4,000  Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) .................. 5.70       06/01/20            4,270,920
     5,000  Charleston, South Carolina Refg Cap Improvement Ser 1998
            (Secondary FGIC) (WI) ....................................................... 4.50       01/01/24            4,637,200
 ---------                                                                                                           -------------
    11,000                                                                                                              10,818,900
 ---------                                                                                                           -------------
            Refunded (8.0%)
     5,000  Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (AMBAC) .................. 5.875      06/01/04+           5,566,450
     2,255  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA)
            (ETM) ....................................................................... 5.375      01/01/25            2,420,201
     3,000  Wisconsin Health & Educational Facilities Authority, Marquette University
            Ser 1994 (FGIC) ............................................................. 6.45       12/01/04+           3,365,190
 ---------                                                                                                           -------------
    10,255                                                                                                              11,351,841
 ---------                                                                                                           -------------
   125,970  TOTAL TAX- EXEMPT MUNICIPAL BONDS (Identified Cost $121,184,953).............                              135,107,737
 ---------                                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                               COUPON      MATURITY
 THOUSANDS                                                                                RATE         DATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (6.4%)
$  5,700    Missouri Health & Educational Facilities Authority, Washington University
            Ser 1996 C (Demand 11/02/98) ............................................ 3.70*%       09/01/30      $  5,700,000
   3,400    Geisinger Authority, Pennsylvania, Geisinger Health Ser 1998 B
--------    (Demand 11/02/98) ....................................................... 3.70*        08/15/28         3,400,000
                                                                                                                 ------------
   9,100    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
--------    (Identified Cost $9,100,000)........................................................                    9,100,000
                                                                                                                 ------------
$135,070    TOTAL INVESTMENTS (Identified Cost $130,284,953) (a) ...............................    101.5%        144,207,737
========
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS .....................................     (1.5)         (2,074,888)
                                                                                                    -----        ------------
            NET ASSETS .........................................................................    100.0%       $142,132,849
                                                                                                    =====        ============

-------------------
AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
ETM      Escrowed to maturity.
WI       Security purchased on a "when-issued" basis.
+        Prerefunded to call date shown
*        Current coupon of variable rate demand obligation.
** A portion of this security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,041,392 and the aggregate gross unrealized depreciation is $118,608, resulting in net unrealized appreciation of $13,922,784.

Bond Insurance:
---------------

AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
MBIA         Municipal Bond Investors Assurance Corporation.

-------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1998

Alabama ........  2.4%   Kansas ..........  4.0%   Rhode Island   ....    1.5%
Alaska .........  6.0    Massachusetts ...  2.1    South Carolina   ..    7.0
California ..... 19.5    Michigan ........  1.6    Utah ..............    2.8
Florida ........  2.3    Missouri   ......  4.0    Virginia  .........    3.6
Georgia  .......  4.6    Nevada ..........  6.1    Washington   ......    2.3
Hawaii .........  5.8    New Hampshire ...  2.3    Wisconsin .........    2.4
Illinois ....... 12.3    New York ........  1.5                         -----
Indiana ........  3.9    Pennsylvania ....  3.5    Total .............  101.5%
                                                                        =====
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

ASSETS :
Investments in securities, at value
  (identified cost $130,284,953)..........................................    $144,207,737
Cash .....................................................................         118,138
Interest receivable ......................................................       2,571,521
Deferred organizational expenses .........................................           2,891
Prepaid expenses .........................................................           4,505
                                                                              ------------
   TOTAL ASSETS ..........................................................     146,904,792
                                                                              ------------
LIABILITIES :
Payable for:
   Investments purchased .................................................       4,661,075
   Investment management fee .............................................          49,302
Accrued expenses .........................................................          61,566
                                                                              ------------
   TOTAL LIABILITIES .....................................................       4,771,943
                                                                              ------------
   NET ASSETS ............................................................    $142,132,849
                                                                              ============
COMPOSITION OF NET ASSETS :
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, none issued) .........................              --
                                                                              ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 8,831,513 shares outstanding) ..........................    $125,918,218
Net unrealized appreciation ..............................................      13,922,784
Accumulated undistributed net investment income ..........................         649,241
Accumulated undistributed net realized gain ..............................       1,642,606
                                                                              ------------
   TOTAL NET ASSETS ......................................................    $142,132,849
                                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($142,132,849 divided by 8,831,513 common shares outstanding) ..........          $16.09
                                                                                    ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $ 7,742,018
                                                  -----------
EXPENSES
Investment management fee .....................       493,374
Professional fees .............................        45,663
Transfer agent fees and expenses ..............        39,425
Trustees' fees and expenses ...................        26,734
Shareholder reports and notices ...............        17,972
Registration fees .............................        16,417
Organizational expenses .......................         8,793
Custodian fees ................................         7,729
Other .........................................        11,843
                                                  -----------
   TOTAL EXPENSES .............................       667,950
Less: expense offset ..........................        (7,715)
                                                  -----------
   NET EXPENSES ...............................       660,235
                                                  -----------
   NET INVESTMENT INCOME ......................     7,081,783
                                                  -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................     1,800,280
Net change in unrealized appreciation .........     3,097,313
                                                  -----------
   NET GAIN ...................................     4,897,593
                                                  -----------
NET INCREASE ..................................   $11,979,376
                                                  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR       FOR THE YEAR
                                                            ENDED             ENDED
                                                      OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................    $  7,081,783      $  7,239,473
Net realized gain ..................................       1,800,280           131,121
Net change in unrealized appreciation ..............       3,097,313         3,794,121
                                                        ------------      ------------
   NET INCREASE ....................................      11,979,376        11,164,715
Dividends to common shareholders from net investment
  income ...........................................      (7,175,503)       (7,321,738)
Decrease from transactions in common shares of
  beneficial interest ..............................      (1,611,680)       (3,143,148)
                                                        ------------      ------------
   NET INCREASE ....................................       3,192,193           699,829
NET ASSETS:
Beginning of period ................................     138,940,656       138,240,827
                                                        ------------      ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $649,241 and $742,961, respectively) ............    $142,132,849      $138,940,656
                                                        ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust"), formerly InterCapital Insured Municipal Securities (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., paid the organizational expenses of the Trust's common shares in the amount of $44,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $9,398,710 and $14,782,690, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $300.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $13,596. At October 31, 1998, the Trust had an accrued pension liability of $13,596 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                       CAPITAL
                                                                                       PAID IN
                                                                                      EXCESS OF
                                                             SHARES     PAR VALUE     PAR VALUE
                                                             ------     ---------     ---------
Balance, October 31, 1996 ..............................   9,168,013    $ 91,680    $130,577,794
Treasury shares purchased and retired (weighted
  average discount 9.37%)* .............................    (228,000)     (2,280)     (3,140,868)
Reclassification due to permanent book/tax difference ..          --          --           3,572
                                                           ---------    --------    ------------
Balance, October 31, 1997 ..............................   8,940,013      89,400     127,440,498
Treasury shares purchased and retired (weighted
  average discount 6.25%)* .............................    (108,500)     (1,085)     (1,610,595)
                                                           ---------    --------    ------------
Balance, October 31, 1998 ..............................   8,831,513    $ 88,315    $125,829,903
                                                           =========    ========    ============

--------------
*  The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

    AMOUNT                           RECORD                        PAYABLE
  PER SHARE                           DATE                          DATE
  ---------                           ----                          ----
   $0.065                      November 6, 1998              November 20, 1998
   $0.065                      December 4, 1998              December 18, 1998

7. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Trust utilized all of its net capital loss carryover of approximately $158,000.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31**             FEBRUARY 28, 1994*
                                                        -----------------------------------------------------       THROUGH
                                                           1998         1997         1996          1995       OCTOBER 31, 1994**
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................   $15.54       $15.08       $14.91        $13.20              $14.06
                                                          ------       ------       ------        ------              ------
Net investment income .................................     0.80         0.80         0.80          0.79                0.44
Net realized and unrealized gain (loss) ...............     0.55         0.43         0.11          1.58               (0.93)
                                                          ------       ------       ------        ------              ------
Total from investment operations ......................     1.35         1.23         0.91          2.37               (0.49)
                                                          ------       ------       ------        ------              ------
Less dividends from net investment income .............    (0.81)       (0.81)       (0.81)        (0.75)              (0.38)
                                                          ------       ------       ------        ------              ------
Anti-dilutive effect of acquiring treasury shares .....     0.01         0.04         0.07          0.09                0.05
                                                          ------       ------       ------        ------              ------
Offering costs charged against capital ................       --           --           --            --               (0.04)
                                                          ------       ------       ------        ------              ------
Net asset value, end of period ........................   $16.09       $15.54       $15.08        $14.91              $13.20
                                                          ======       ======       ======        ======              ======
Market value, end of period ...........................  $15.125      $14.375      $13.125       $12.625             $11.125
                                                          ======       ======       ======        ======              ======
TOTAL INVESTMENT RETURN+ ..............................    11.08%       16.12%       10.52%        20.61%             (23.56)%(1)

RATIOS TO AVERAGE NET ASSETS:
Total expenses ........................................     0.47%        0.47%        0.49%(3)      0.54%(3)            0.51%(2)
Net investment income .................................     5.02%        5.27%        5.32%         5.51%               4.69%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............... $142,133     $138,941     $138,241      $141,738            $132,377
Portfolio turnover rate ...............................        7%          --            1%           --                  --

-------------
 *     Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust"), formerly InterCapital Insured Municipal Securities, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998


-------------------------------------------------------------------------------
                      1998 FEDERAL TAX NOTICE (unaudited)

For the year ended October 31, 1998, all of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

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































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

TRUSTEES
-------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
--------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
--------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
--------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
SECURITIES


ANNUAL REPORT
OCTOBER 31, 1998